EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

NOTE 14 - EMPLOYEE BENEFIT PLANS

The Company has an Employee Stock Ownership Plan (“ESOP”) that covers substantially all its employees. Employees qualify to participate after one year of service and vest in allocated shares after three years of service. The ESOP acquires stock of Tri-County Financial Corporation by purchasing shares in the Over the Counter (“OTC”) securities market. Unencumbered shares held by the ESOP are treated as outstanding in computing earnings per share. Shares issued to the ESOP but pledged as collateral for loans obtained to provide funds to acquire the shares are not treated as outstanding in computing earnings per share. Dividends on ESOP shares are recorded as a reduction of retained earnings. Contributions are made at the discretion of the Board of Directors. ESOP contributions recognized for the years ended 2012 and 2011 totaled $222,600 and $43,695, respectively. As of December 31, 2012, the ESOP held 204,523 allocated and 59,618 unallocated shares with an approximate market value of $3,268,280 and $952,693, respectively. The estimated value was determined utilizing the Company’s closing stock price of $15.98 on December 31, 2012.

The Company also has a 401(k) plan. The Company matches a portion of the employee contributions after one year of employee service. This ratio is determined annually by the Board of Directors. In 2012 and 2011, the Company matched one-half of the first 8% of the employee’s contribution. Employees who have completed six months of service are covered under this defined contribution plan. Employee’s vest in the Company’s matching contributions after three years of service. Contributions are determined at the discretion of the Board of Directors. For the years ended December 31, 2012 and 2011, the expense recorded for this plan totaled $211,200 and $208,926, respectively.

The Company has a separate nonqualified retirement plan for non-employee directors. Directors are eligible for a maximum benefit of $3,500 a year for ten years following retirement from the Board of Community Bank of Tri-County. The maximum benefit is earned at 15 years of service as a non-employee director. Full vesting occurs after two years of service. Expense recorded for this plan was $19,780 and $46,353 for the years ended December 31, 2012 and 2011, respectively.

In addition, the Company has established individual supplemental retirement plans and life insurance benefits for certain key executives and officers of the Bank. These plans and benefits provide a retirement income payment for 15 years from the date of the employee’s expected retirement date. The payments are set at the discretion of the Board of Directors and vesting occurs ratably from the date of employment to the expected retirement date. Expense recorded for this plan totaled $441,601 and $346,653 for 2012 and 2011, respectively.